UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04375

Name of Fund: Merrill Lynch New York Municipal Bond Fund of
              Merrill Lynch Multi-State Municipal Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/06

Date of reporting period: 10/01/05 - 03/31/06

Item 1 - Report to Stockholders

Semi-Annual Report
March 31, 2006

Merrill Lynch
New York Municipal
Bond Fund
Of Merrill Lynch Multi-State Municipal Series Trust

Merrill Lynch New York Municipal Bond Fund

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of March 31, 2006). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. If approved by the Fund's Board of Trustees and Fund shareholders, the combined company that results from the transaction is expected to become the investment adviser of the Fund.

Portfolio Information as of March 31, 2006

Quality Ratings by                                                    Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................                  39.1%
AA/Aa ...................................................                  11.6
A/A .....................................................                  11.6
BBB/Baa .................................................                  16.0
BB/Ba ...................................................                   4.7
CCC/Caa .................................................                   3.0
NR (Not Rated) ..........................................                  13.4
Other* ..................................................                   0.6
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

                                                                      Percent of
Distribution by Market Sector                                  Total Investments
--------------------------------------------------------------------------------
Other Revenue Bonds .....................................                  86.1%
General Obligation Bonds ................................                  10.7
Prerefunded Bonds+ ......................................                   3.2
--------------------------------------------------------------------------------
+     Backed by an escrow fund.


2       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2006

A Letter From the President

Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). On February 15, 2006, Merrill Lynch announced plans to combine the firm's investment advisory business, including MLIM, with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock").

We believe this merger of asset management strength will benefit our investors. MLIM is a leading investment management organization with over $576 billion in assets under management globally and 2,757 employees in 17 countries. It offers over 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock is one of the largest publicly traded investment management firms in the United States with $463.1 billion in assets under management and 1,839 employees. It manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

At the completion of the transaction, which is expected in the third quarter of this year, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs -- they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the merger only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you will receive a proxy package in the coming weeks in connection with this transaction. After you receive this information, should you have any questions or concerns, do not hesitate to contact your financial advisor.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.039 trillion in assets under management as of March 31, 2006.

      Data, including assets under management, are as of March 31, 2006.


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2006         3

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed its broad market benchmark and its Lipper category average for the period, benefiting primarily from its exposure to higher-yielding municipal bonds.

Discuss the recent market environment relative to municipal bonds.

Long-term bond yields generally rose over the past six months as investors appeared to disregard signs of a slowing economy and instead focused on potential inflationary pressures and continued interest rate hikes by the Federal Reserve Board (the Fed). The Fed raised the federal funds rate at each of its four meetings during the period, bringing the short-term target rate to 4.75%. Given little expectation that the current monetary tightening cycle may be curtailed before mid-year, the yield curve continued to flatten with shorter-term interest rates increasing more than longer rates. Over the six month period ended March 31, 2006, 30-year U.S. Treasury bond yields rose 43 basis points (.43%) to 4.90%, 10-year U.S. Treasury note yields rose 52 basis points to 4.86% and two-year Treasury note yields increased 64 basis points to 4.82%.

Tax-exempt bond yields generally mirrored the movement of their taxable counterparts. According to Municipal Market Data, yields on AAA-rated tax-exempt bonds maturing in 30 years rose four basis points to 4.48%. AAA-rated issues maturing in 10 years ended the period with a yield of 3.99%, an increase of 26 basis points. The tax-exempt market's strong technical position allowed municipal bond prices to decline less than taxable bond prices.

Issuance of new long-term tax-exempt bonds has slowed dramatically in recent months, helping to support the recent outperformance of municipal bonds. After setting a new annual record in 2005, new issuance declined during the six-month period ended March 31, 2006, with $168 billion in long-term municipal bonds issued -- a decline of 11.1% compared to the same six-month period a year ago. In 2005, the record level of new issuance was largely triggered by a 47% increase in refunding activity as issuers took advantage of historically low bond yields and a flattening yield curve to refinance outstanding higher-couponed debt. So far in 2006, refunding issuance has declined more than 55% relative to the first three months of 2005. It remains to be seen if this decline is the beginning of a sustained trend toward a significant decline in refunding issuance.

Investor demand for municipal product has remained strong. As reported by the Investment Company Institute (ICI), for all of 2005, long-term municipal bond funds received net new monies of $5.04 billion. This represented a sharp reversal from the $3.67 billion outflow seen in 2004. ICI data for January and February 2006 shows that tax-exempt mutual funds continued to experience positive cash flows, receiving more than $4.9 billion in assets -- more than twice the net new monies received during the first two months of 2005.

Looking ahead, the fundamentals for the tax-exempt bond market appear favorable, and continued positive cash flows are anticipated. Given their attractive yields relative to comparable U.S. Treasury bonds, and the prospects for reduced issuance in 2006, we believe municipal bonds could enjoy solid results in the coming months.

Describe conditions in the State of New York.

In December, credit-rating agency Moody's upgraded New York's rating to Aa3, the state's highest rating from Moody's since 1975. Standard and Poor's and Fitch maintained ratings of AA and AA-, respectively, and all three agencies assigned a stable outlook to the state's ratings. The New York economy continues to improve and revenue collections are increasing. State tax collections remain largely dependent on the performance of the financial sector, but tax receipts over the last few years have been strong.

New York's 2006 fiscal year ended on March 31, and preliminary operating results indicate a $2 billion surplus and a $945 million rainy day fund. The 2006 budget had closed an estimated $4 billion deficit. Crafting balanced budgets beyond fiscal year 2006 will present a challenge given political resistance to additional tax hikes and cuts in popular programs, as well as pressure from local governments for pension and Medicaid relief, and new education spending. Governor Pataki's $111 billion budget proposal for fiscal year 2007 (which began April 1) includes an estimated $840 million in tax cuts and applies the $2 billion surplus from 2006 toward out-year gaps. The legislature has not yet approved the 2007 budget, which does not yet include any money for compliance with a court order on school funding.

Preliminary February 2006 employment numbers reflect a 1% increase from February 2005 levels. New York ranks fifth-highest among all states in per capita income. Economic growth is disproportionately stronger in downstate New York, while the upstate economy remains lackluster.


4       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2006

How did the Fund perform during the period?

For the six-month period ended March 31, 2006, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +1.48%, +1.18%, +1.23% and +1.53%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The unmanaged Lehman Brothers Municipal Bond Index, which measures the performance of municipal bonds throughout the nation, returned +.98% for the same period while the Lipper New York Municipal Debt Funds category had an average return of +.89%. (Funds in this Lipper category invest in securities that are exempt from New York state or city taxes.)

The Fund's outperformance for the period is attributed primarily to its exposure to higher-yielding credits (particularly uninsured and non-investment grade bonds), which continued to outpace the broader municipal market. Within the high yield segment of the market, the airline and health care sectors were the top performers. The Fund is permitted to invest 20% of its net assets in non-investment grade credits, and ended the period with a commitment of 15%. Also benefiting performance was our concentration on longer-dated issues, which outperformed as the yield curve flattened. Detracting from Fund results somewhat were a number of bond calls, particularly housing bonds that had been booked in the portfolio at attractive yields.

What changes were made to the portfolio during the period?

For the most part, we were looking to add exposure to higher-yielding, longer-dated credits, focusing particularly on lower-quality investment grade paper (those bonds rated A- to BBB). This proved somewhat challenging since the supply of long-term New York municipal bonds had declined 28% compared to the same six months a year ago. Under the circumstances, we opted to add some A-rated New York City general obligation bonds with maturities in the area of 30 years while holding on to some of our existing higher-yielding credits.

While aiming to add longer-dated issues, we also sought to lighten our exposure to shorter-dated bonds. We have been particularly focused on trimming short-duration bonds of the high-coupon, short-call structure. This has included bonds that are either prerefunded or have a call date within three years or less. These bonds are priced with a premium and, as the call date approaches, the bonds lose value at an accelerating rate. The downside of selling some of these bonds is that they either have a relatively high acquisition yield, since they were purchased in a higher rate environment, or are of a lower-quality, higher-yielding nature. Thus, we are trying to balance our desire to maintain an attractive yield with our goal of enhancing the portfolio's total return potential.

We reduced exposure to tobacco bonds given the prospect for above-average risk going forward. We would view further deterioration in this sector as an opportunity to reestablish some exposure. We also trimmed our position in Puerto Rico issues somewhat given their recent underperformance. Still, Puerto Rico bonds contribute valuable liquidity and diversification to the portfolio. Finally, we selectively added to retail credits, or discounted bonds, increasing the portfolio's exposure from 1.2% of net assets to 5.2%. As long-term interest rates rose, yield driven retail buyers began to show increased interest in the municipal market. Retail bonds tend to yield more than comparable credits while also offering attractive total return potential.

How would you characterize the Fund's position at the close of the period?

In terms of duration (that is, sensitivity to interest rate risk), the Fund ended the period neutral to slightly long relative to its peers. After 15 consecutive interest rate hikes, the Fed appears relatively close to the end of its measured monetary tightening campaign. When the Fed does signal its end, we would expect to see a strong rally in the intermediate part of the curve and a more moderate rally in the long end. Based on this scenario, we are targeting the intermediate to long maturity range, essentially 20 years - 30 years. We continue to look for opportunities to diversify the Fund while also seeking to balance yield and total return potential in the portfolio.

Timothy T. Browse, CFA
Vice President and Portfolio Manager

April 10, 2006


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2006         5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.10% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser reimbursed a portion of its fee. Without such reimbursement, the Fund's performance would have been lower.

Recent Performance Results

                                                      6-Month        12-Month        Ten-Year     Standardized
As of March 31, 2006                               Total Return    Total Return    Total Return   30-Day Yield
==============================================================================================================
ML New York Municipal Bond Fund Class A Shares*        +1.48%          +4.57%         +64.85%         3.84%
--------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class B Shares*        +1.18           +4.05          +58.27          3.60
--------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class C Shares*        +1.23           +4.04          +56.71          3.50
--------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class I Shares*        +1.53           +4.58          +66.47          4.11
--------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                 +0.98           +3.81          +76.86            --
--------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
** This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.


6       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2006

Performance Data (concluded)

Average Annual Total Return

                                                Return Without     Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 3/31/06                              +4.57%            +0.38%
--------------------------------------------------------------------------------
Five Years Ended 3/31/06                            +4.67             +3.82
--------------------------------------------------------------------------------
Ten Years Ended 3/31/06                             +5.13             +4.70
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                   Return             Return
                                                Without CDSC        With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 3/31/06                              +4.05%            +0.06%
--------------------------------------------------------------------------------
Five Years Ended 3/31/06                            +4.22             +3.89
--------------------------------------------------------------------------------
Ten Years Ended 3/31/06                             +4.70             +4.70
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                   Return             Return
                                                Without CDSC        With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 3/31/06                              +4.04%            +3.04%
--------------------------------------------------------------------------------
Five Years Ended 3/31/06                            +4.14             +4.14
--------------------------------------------------------------------------------
Ten Years Ended 3/31/06                             +4.59             +4.59
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                                                      Return
================================================================================
Class I Shares
================================================================================
One Year Ended 3/31/06                                                +4.58%
--------------------------------------------------------------------------------
Five Years Ended 3/31/06                                              +4.75
--------------------------------------------------------------------------------
Ten Years Ended 3/31/06                                               +5.23
--------------------------------------------------------------------------------


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2006         7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2005 and held through March 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                              Expenses Paid
                                                         Beginning            Ending        During the Period*
                                                       Account Value      Account Value     October 1, 2005 to
                                                      October 1, 2005     March 31, 2006      March 31, 2006
==============================================================================================================
Actual
==============================================================================================================
Class A                                                  $   1,000           $1,014.80          $    4.27
--------------------------------------------------------------------------------------------------------------
Class B                                                  $   1,000           $1,011.80          $    6.32
--------------------------------------------------------------------------------------------------------------
Class C                                                  $   1,000           $1,012.30          $    6.82
--------------------------------------------------------------------------------------------------------------
Class I                                                  $   1,000           $1,015.30          $    3.77
==============================================================================================================
Hypothetical (5% annual return before expenses)**
==============================================================================================================
Class A                                                  $   1,000           $1,020.66          $    4.28
--------------------------------------------------------------------------------------------------------------
Class B                                                  $   1,000           $1,018.62          $    6.34
--------------------------------------------------------------------------------------------------------------
Class C                                                  $   1,000           $1,018.12          $    6.84
--------------------------------------------------------------------------------------------------------------
Class I                                                  $   1,000           $1,021.16          $    3.78
--------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.85% for Class A, 1.26% for Class B, 1.36% for Class C and .75% for Class I), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2006

Schedule of Investments                                           (in Thousands)

    Face
  Amount   Municipal Bonds                                               Value
================================================================================
New York--85.4%
--------------------------------------------------------------------------------

  $  700   Albany County, New York, IDA, IDR (Albany College of
           Pharmacy), Series A, 5.625% due 12/01/2034                  $     732
--------------------------------------------------------------------------------
   1,175   Albany, New York, IDA, Civic Facility Revenue Bonds
           (University Heights Albany Law School), Series A, 6.75%
           due 12/01/2019 (j)                                              1,294
--------------------------------------------------------------------------------
   1,150   Dutchess County, New York, IDA, Civic Facility Revenue
           Bonds (Saint Francis Hospital), Series B, 7.25%
           due 3/01/2019                                                   1,248
--------------------------------------------------------------------------------
           Erie County, New York, IDA, Life Care Community
           Revenue Bonds (Episcopal Church Home), Series A:
   1,500      5.875% due 2/01/2018                                         1,546
   3,000      6% due 2/01/2028                                             3,097
--------------------------------------------------------------------------------
   2,000   Essex County, New York, IDA, Solid Waste Disposal,
           Revenue Refunding Bonds (International Paper
           Company), AMT, Series A, 5.20% due 12/01/2023                   2,003
--------------------------------------------------------------------------------
           Hempstead Town, New York, IDA, Civic Facility Revenue
           Bonds (Adelphi University Civic Facility):
   1,700      5.75% due 6/01/2022                                          1,849
   2,500      5.50% due 6/01/2032                                          2,662
--------------------------------------------------------------------------------
   2,000   Long Island Power Authority, New York, Electric System
           Revenue Refunding Bonds, Series B, 5% due 12/01/2035            2,064
--------------------------------------------------------------------------------
     900   Madison County, New York, IDA, Civic Facility Revenue
           Bonds (Morrisville State College Foundation), Series A,
           5% due 6/01/2037 (k)                                              932
--------------------------------------------------------------------------------
     100   Metropolitan Transportation Authority, New York,
           Commuter Facilities Revenue Refunding Bonds,
           Series B, 5.125% due 7/01/2024 (a)(h)                             104
--------------------------------------------------------------------------------
   1,000   Metropolitan Transportation Authority, New York,
           Dedicated Tax Fund Revenue Bonds, Series A, 6.125%
           due 4/01/2010 (b)(e)                                            1,091
--------------------------------------------------------------------------------
           Metropolitan Transportation Authority, New York,
           Revenue Bonds:
   1,000      Series A, 5% due 11/15/2033 (a)                              1,040
     750      Series B, 5% due 11/15/2035 (d)                                780
--------------------------------------------------------------------------------
   2,100   Metropolitan Transportation Authority, New York,
           Revenue Refunding Bonds, RIB, Series 724X, 8.08%
           due 11/15/2032 (c)(g)                                           2,514
--------------------------------------------------------------------------------
     445   Monroe County, New York, IDA, Student Housing
           Revenue Bonds (Collegiate), Series A, 5.375%
           due 4/01/2029                                                     435
--------------------------------------------------------------------------------
   2,500   New York City, New York, City Housing Development
           Corporation, M/F Housing Revenue Bonds, AMT,
           Series A, 5.50% due 11/01/2034                                  2,569
--------------------------------------------------------------------------------
   2,485   New York City, New York, City Housing Development
           Corporation, Presidential Revenue Bonds (The Animal
           Medical Center), Series A, 5.50% due 12/01/2033                 2,588
--------------------------------------------------------------------------------
           New York City, New York, City IDA, Civic Facility
           Revenue Bonds:
   1,000      (American National Red Cross Project), 5%
              due 2/01/2036 (a)                                            1,039
     575      (A Very Special Place Inc. Project), Series A, 6.125%
              due 1/01/2013                                                  589
   1,600      (A Very Special Place Inc. Project), Series A, 7%
              due 1/01/2033                                                1,685
   6,000      (PSCH Inc. Project), 6.375% due 7/01/2033                    6,372
   2,500      Series C, 6.80% due 6/01/2028                                2,691
   1,000      (Special Needs Facility Pooled Program), Series A-1,
              6.50% due 7/01/2017                                          1,042
   2,540      (Special Needs Facility Pooled Program), Series C-1,
              6.50% due 7/01/2017                                          2,648
--------------------------------------------------------------------------------
           New York City, New York, City IDA, Civic Facility
           Revenue Refunding Bonds, (Special Needs Facilities
           Pooled Program), Series A1 (i):
   1,780      4.375% due 7/01/2020                                         1,687
     610      4.50% due 7/01/2030                                            565
--------------------------------------------------------------------------------
           New York City, New York, City IDA, Special Facility
           Revenue Bonds, AMT:
   3,500      (1990 American Airlines Inc. Project), 5.40%
              due 7/01/2020                                                2,923
   1,000      (British Airways Plc Project), 5.25% due 12/01/2032            910
     655      (Continental Airlines Inc. Project), 7.25%
              due 11/01/2008                                                 658
   1,250      (Continental Airlines Inc. Project), 8%
              due 11/01/2012                                               1,302
     250      (Continental Airlines Inc. Project), 8.375%
              due 11/01/2016                                                 265
--------------------------------------------------------------------------------
   2,500   New York City, New York, City IDA, Special Facility
           Revenue Refunding Bonds (Terminal One Group
           Association Project), AMT, 5.50% due 1/01/2024                  2,645
--------------------------------------------------------------------------------
   1,865   New York City, New York, City Municipal Financing
           Authority, Water and Sewer Systems Revenue Bonds,
           Series B, 5% due 6/15/2036                                      1,933
--------------------------------------------------------------------------------
           New York City, New York, GO:
   2,000      Series J, 5% due 5/15/2023                                   2,071
   3,750      Series M, 5% due 4/01/2035                                   3,846
--------------------------------------------------------------------------------
           New York Convention Center Development Corporation,
           New York, Revenue Bonds (a):
   2,475      DRIVERS, Series 1247Z, 6.515% due 11/15/2013 (g)             2,662
   3,530      (Hotel Unit Fee Secured), 5% due 11/15/2026                  3,689
     500      (Hotel Unit Fee Secured), 5% due 11/15/2035                    519
--------------------------------------------------------------------------------
   1,000   New York State Dormitory Authority, Non-State
           Supported Debt, Insured Revenue Bonds (United
           Cerebral Palsy Affiliates--Pooled Loan Program),
           Series A, 5% due 7/01/2034 (n)                                  1,035

Portfolio Abbreviations

To simplify the listings of Merrill Lynch New York Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
BAN      Bond Anticipation Notes
DRIVERS  Derivative Inverse Tax-Exempt Receipts
GO       General Obligation Bonds
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2006         9

Schedule of Investments (continued)                               (in Thousands)

    Face
  Amount   Municipal Bonds                                               Value
================================================================================
New York (continued)
--------------------------------------------------------------------------------
           New York State Dormitory Authority Revenue Bonds:
  $1,500      (Rochester University), Series A, 5.125%
              due 7/01/2039                                            $   1,546
   1,180      (School Districts Financing Program), Series E,
              5.75% due 10/01/2030 (d)                                     1,295
   3,000      (White Plains Hospital), 5.375% due 2/15/2043 (l)            3,147
   2,500      (Willow Towers Inc. Project), 5.40%
              due 2/01/2034 (f)                                            2,654
--------------------------------------------------------------------------------
           New York State Dormitory Authority, Revenue
           Refunding Bonds:
   4,850      (Mount Sinai Health), Series A, 6.625%
              due 7/01/2018                                                5,239
   1,565      (Upstate Community Colleges), Series B, 5.25%
              due 7/01/2021                                                1,662
--------------------------------------------------------------------------------
   2,000   New York State Energy Research and Development
           Authority, PCR, Refunding (Central Hudson Gas and
           Electric), Series A, 5.45% due 8/01/2027 (a)                    2,116
--------------------------------------------------------------------------------
   3,000   New York State Environmental Facilities Corporation,
           Special Obligation Revenue Refunding Bonds (Riverbank
           State Park), 6.25% due 4/01/2012 (a)                            3,375
--------------------------------------------------------------------------------
     970   New York State, GO, Series A, 4% due 3/15/2022 (b)                930
--------------------------------------------------------------------------------
     500   New York State Mortgage Agency, Homeowner Mortgage
           Revenue Bonds, AMT, Series 130, 4.80% due 10/01/2037              498
--------------------------------------------------------------------------------
           New York State Mortgage Agency Revenue Bonds, AMT:
   1,890      DRIVERS, Series 191, 8.216% due 4/01/2030 (g)                2,003
   2,980      Series 101, 5.40% due 4/01/2032                              3,053
--------------------------------------------------------------------------------
   1,000   New York State Municipal Bond Bank Agency, Special
           School Purpose Revenue Bonds, Series C, 5.25%
           due 12/01/2022                                                  1,065
--------------------------------------------------------------------------------
   3,500   New York State Thruway Authority, General Revenue
           Refunding Bonds, Series G, 4.75% due 1/01/2030 (c)              3,547
--------------------------------------------------------------------------------
   1,000   New York State Urban Development Corporation,
           Personal Income Tax Revenue Bonds (State Facilities),
           Series A, 5.50% due 3/15/2012 (e)                               1,092
--------------------------------------------------------------------------------
           New York State Urban Development Corporation
           Revenue Bonds, (Youth Facilities Services Contract),
           Series B (e):
   1,675      6% due 4/01/2010                                             1,834
     750      6.125% due 4/01/2010                                           825
     615      (Youth Facilities Services Contract), Series B, 6.25%
              due 4/01/2010                                                  679
--------------------------------------------------------------------------------
           New York State Urban Development Corporation,
           Revenue Refunding Bonds:
   1,685      (Clarkson Center Advance Materials), 5.50%
              due 1/01/2020                                                1,861
   3,500      (University Facility Grants), 5.50% due 1/01/2019            3,861
--------------------------------------------------------------------------------
   3,975   Niagara County, New York, IDA, Solid Waste Disposal
           Revenue Refunding Bonds, AMT, Series A, 5.45%
           due 11/15/2026                                                  4,189
--------------------------------------------------------------------------------
   1,000   North Country, New York, Development Authority, Solid
           Waste Management System, Revenue Refunding Bonds,
           6% due 5/15/2015 (c)                                            1,111
--------------------------------------------------------------------------------
           Onondaga County, New York, IDA, Revenue Bonds
           (Air Cargo), AMT:
   3,970      6.125% due 1/01/2032                                         4,186
   1,365      7.25% due 1/01/2032                                          1,480
--------------------------------------------------------------------------------
   6,000   Port Authority of New York and New Jersey, Special
           Obligation Revenue Bonds, RIB, AMT, Series 243, 9%
           due 12/01/2010 (d)(g)                                           7,201
--------------------------------------------------------------------------------
           Sachem Central School District (Holbrook), New York,
           GO, Series B (d):
   1,000      5% due 10/15/2025                                            1,040
   1,300      5% due 10/15/2029                                            1,350
--------------------------------------------------------------------------------
     500   Schenectady, New York, BAN, 5.25% due 5/26/2006                   499
--------------------------------------------------------------------------------
           Suffolk County, New York, IDA, Civic Facility
           Revenue Bonds:
   2,000      (Huntington Hospital Project), Series B, 5.875%
              due 11/01/2032                                               2,093
     135      (Special Needs Facilities Pooled Program), Series D-1,
              6.50% due 7/01/2017                                            140
--------------------------------------------------------------------------------
   1,360   Suffolk County, New York, IDA, IDR (Keyspan--Port
           Jefferson), AMT, 5.25% due 6/01/2027                            1,401
--------------------------------------------------------------------------------
   5,000   Suffolk County, New York, IDA, IDR, Refunding
           (Nissequogue Cogeneration Partners Facility), AMT,
           5.50% due 1/01/2023                                             4,631
--------------------------------------------------------------------------------
   7,155   Suffolk County, New York, IDA, Solid Waste Disposal
           Facility, Revenue Refunding Bonds (Ogden Martin System
           Huntington Project), AMT, 6.25% due 10/01/2012 (a)              8,031
--------------------------------------------------------------------------------
   1,000   Suffolk County, New York, Water Authority, Waterworks
           Revenue Bonds, Series C, 4.50% due 6/01/2029 (d)                  986
--------------------------------------------------------------------------------
           Tobacco Settlement Financing Corporation of New York
           Revenue Bonds:
   1,455      Series A-1, 5.25% due 6/01/2020 (a)                          1,549
   1,100      Series C-1, 5.50% due 6/01/2022                              1,186
--------------------------------------------------------------------------------
           Tompkins County, New York, IDA, Care Community
           Revenue Refunding Bonds (Kendal at Ithaca), Series A-2:
     900      5.75% due 7/01/2018                                            922
   1,000      6% due 7/01/2024                                             1,028
--------------------------------------------------------------------------------
           Triborough Bridge and Tunnel Authority, New York,
           Revenue Refunding Bonds (d):
   1,500      5.25% due 11/15/2023                                         1,602
   2,290      Series B, 5% due 11/15/2032                                  2,360
--------------------------------------------------------------------------------
           Troy, New York, City School District, GO, Refunding (c):
     765      5.75% due 7/15/2017                                            832
     805      5.75% due 7/15/2018                                            876
     850      5.75% due 7/15/2019                                            925
--------------------------------------------------------------------------------
           Utica, New York, IDA, Civic Facility Revenue Bonds:
   1,000      (Munson, Williams, Proctor Institute), 5.375%
              due 7/15/2020                                                1,076
   1,210      (Munson, Williams, Proctor Institute), 5.40%
              due 7/15/2030                                                1,288
   2,505      (Utica College Project), Series A, 5.75%
              due 8/01/2028                                                2,528
--------------------------------------------------------------------------------
   1,000   Webster, New York, Central School District, GO,
           Refunding, 5% due 6/15/2023 (c)                                 1,045
--------------------------------------------------------------------------------
   5,200   Westchester County, New York, IDA, Continuing Care
           Retirement, Mortgage Revenue Bonds (Kendal on
           Hudson Project), Series A, 6.50% due 1/01/2034                  5,540
--------------------------------------------------------------------------------


10      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2006

Schedule of Investments (concluded)                               (in Thousands)

    Face
  Amount   Municipal Bonds                                               Value
================================================================================
New York (concluded)
--------------------------------------------------------------------------------
           Willsboro, New York, Central School District, GO,
           Refunding (b):
  $  655      5.75% due 6/15/2026                                      $     717
     690      5.75% due 6/15/2027                                            755
     730      5.75% due 6/15/2028                                            799
     770      5.75% due 6/15/2029                                            842
--------------------------------------------------------------------------------

================================================================================
Guam--1.0%
--------------------------------------------------------------------------------
   2,000   Guam Government Waterworks Authority, Water and
           Wastewater System, Revenue Refunding Bonds, 5.875%
           due 7/01/2035                                                   2,101
--------------------------------------------------------------------------------

================================================================================
Puerto Rico--9.2%
--------------------------------------------------------------------------------
   1,000   Children's Trust Fund Project of Puerto Rico, Tobacco
           Settlement Revenue Refunding Bonds, 5.625%
           due 5/15/2043                                                   1,030
--------------------------------------------------------------------------------
   4,750   Puerto Rico Commonwealth, GO, Refunding, RITR,
           Class R, Series 3, 8.034% due 7/01/2016 (d)(g)                  5,505
--------------------------------------------------------------------------------
   1,000   Puerto Rico Commonwealth Highway and Transportation
           Authority, Transportation Revenue Refunding Bonds,
           Series K, 5% due 7/01/2035                                      1,037
--------------------------------------------------------------------------------
   7,470   Puerto Rico Commonwealth Infrastructure Financing
           Authority, Special Tax and Capital Appreciation Revenue
           Bonds, Series A, 4.771%** due 7/01/2042 (b)                     1,293
--------------------------------------------------------------------------------
   2,620   Puerto Rico Convention Center District Authority, Hotel
           Occupancy Tax Revenue Bonds, Series A, 4.50%
           due 7/01/2036 (k)                                               2,552
--------------------------------------------------------------------------------
   1,000   Puerto Rico Electric Power Authority, Power Revenue
           Bonds, Trust Receipts, Class R, Series 16 HH, 8.029%
           due 7/01/2013 (c)(g)                                            1,178
--------------------------------------------------------------------------------
   1,000   Puerto Rico Industrial, Medical and Environmental
           Pollution Control Facilities Financing Authority, Special
           Facilities Revenue Bonds (American Airlines Inc.),
           Series A, 6.45% due 12/01/2025                                    940
--------------------------------------------------------------------------------
   1,420   Puerto Rico Industrial, Tourist, Educational, Medical
           and Environmental Control Facilities Revenue Bonds
           (Cogeneration Facility--AES Puerto Rico Project), AMT,
           6.625% due 6/01/2026                                            1,556
--------------------------------------------------------------------------------
   3,000   Puerto Rico Public Buildings Authority, Government
           Facilities Revenue Refunding Bonds, Series I, 5.25%
           due 7/01/2033                                                   3,126
--------------------------------------------------------------------------------
   1,000   Puerto Rico Public Finance Corporation, Commonwealth
           Appropriation Revenue Bonds, Series E, 5.70%
           due 2/01/2010 (e)                                               1,071
--------------------------------------------------------------------------------

================================================================================
U.S. Virgin Islands--2.4%
--------------------------------------------------------------------------------
   4,500   Virgin Islands Government Refinery Facilities, Revenue
           Refunding Bonds (Hovensa Coker Project), AMT, 6.50%
           due 7/01/2021                                                   5,072
--------------------------------------------------------------------------------
           Total Municipal Bonds
           (Cost--$192,499)--98.0%                                       204,275
================================================================================
  Shares
    Held   Short-Term Securities
================================================================================
     779   CMA New York Municipal Money Fund, 2.66% (m)(o)                   779
--------------------------------------------------------------------------------
           Total Short-Term Securities
           (Cost--$779)--0.4%                                                779
================================================================================
Total Investments (Cost--$193,278*)--98.4%                               205,054

Other Assets Less Liabilities--1.6%                                        3,238
                                                                       ---------
Net Assets--100.0%                                                     $ 208,292
                                                                       =========

* The cost and unrealized appreciation (depreciation) of investments, as of March 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .......................................          $ 193,218
                                                                      =========
      Gross unrealized appreciation ........................          $  12,095
      Gross unrealized depreciation ........................               (259)
                                                                      ---------
      Net unrealized appreciation ..........................          $  11,836
                                                                      =========

** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Prerefunded.
(f)   GNMA Collateralized.
(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(h)   Escrowed to maturity.
(i)   ACA Insured.
(j)   Radian Insured.
(k)   CIFG Insured.
(l)   FHA Insured.
(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                        Net             Dividend
      Affiliate                                       Activity           Income
      --------------------------------------------------------------------------
      CMA New York Municipal Money Fund                 (73)              $24
      --------------------------------------------------------------------------

(n)   Assured Guaranty Insured.
(o)   Represents the current yield as of March 31, 2006.

      See Notes to Financial Statements.


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2006        11

Statement of Assets and Liabilities

As of March 31, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value
             (identified cost--$192,499,361) ........................................                                 $ 204,274,840
            Investments in affiliated securities, at value
             (identified cost--$778,859) ............................................                                       778,859
            Cash ....................................................................                                        32,982
            Receivables:
               Interest .............................................................           $   3,519,142
               Beneficial interest sold .............................................                 323,129             3,842,271
                                                                                                -------------
            Prepaid expenses ........................................................                                        52,227
                                                                                                                      -------------
            Total assets ............................................................                                   208,981,179
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Payables:
               Dividends to shareholders ............................................                 251,761
               Beneficial interest redeemed .........................................                 241,980
               Investment adviser ...................................................                  86,937
               Distributor ..........................................................                  40,177
               Other affiliates .....................................................                  17,579               638,434
                                                                                                -------------
            Accrued expenses ........................................................                                        51,045
                                                                                                                      -------------
            Total liabilities .......................................................                                       689,479
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets ..............................................................                                 $ 208,291,700
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Class A Shares of beneficial interest, $.10 par value,
             unlimited number of shares authorized ..................................                                 $   1,280,827
            Class B Shares of beneficial interest, $.10 par value,
             unlimited number of shares authorized ..................................                                       359,875
            Class C Shares of beneficial interest, $.10 par value,
             unlimited number of shares authorized ..................................                                       157,916
            Class I Shares of beneficial interest, $.10 par value,
             unlimited number of shares authorized ..................................                                       102,012
            Paid-in capital in excess of par ........................................                                   212,338,418
            Undistributed investment income--net ....................................           $     467,605
            Accumulated realized capital losses--net ................................             (18,190,432)
            Unrealized appreciation--net ............................................              11,775,479
                                                                                                -------------
            Total accumulated losses--net ...........................................                                    (5,947,348)
                                                                                                                      -------------
            Net Assets ..............................................................                                 $ 208,291,700
                                                                                                                      =============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
            Class A--Based on net assets of $140,339,243 and
             12,808,272 shares of beneficial interest outstanding ...................                                 $       10.96
                                                                                                                      =============
            Class B--Based on net assets of $39,454,577 and
             3,598,747 shares of beneficial interest outstanding ....................                                 $       10.96
                                                                                                                      =============
            Class C--Based on net assets of $17,317,661 and
             1,579,156 shares of beneficial interest outstanding ....................                                 $       10.97
                                                                                                                      =============
            Class I--Based on net assets of $11,180,219 and
             1,020,117 shares of beneficial interest outstanding ....................                                 $       10.96
                                                                                                                      =============

      See Notes to Financial Statements.


12       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2006

Statement of Operations

For the Six Months Ended March 31, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest .................................................................                                 $  5,739,403
            Dividends from affiliates ................................................                                       24,289
                                                                                                                       ------------
            Total income .............................................................                                    5,763,692
                                                                                                                       ------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees .................................................           $    578,413
            Account maintenance and distribution fees--Class B .......................                106,396
            Account maintenance fees--Class A ........................................                 70,110
            Accounting services ......................................................                 58,043
            Account maintenance and distribution fees--Class C .......................                 50,574
            Transfer agent fees--Class A .............................................                 30,867
            Professional fees ........................................................                 26,106
            Printing and shareholder reports .........................................                 24,017
            Registration fees ........................................................                 22,634
            Transfer agent fees--Class B .............................................                 11,124
            Trustees' fees and expenses ..............................................                  8,605
            Pricing fees .............................................................                  8,213
            Custodian fees ...........................................................                  7,417
            Transfer agent fees--Class C .............................................                  4,275
            Transfer agent fees--Class I .............................................                  2,354
            Other ....................................................................                 12,887
                                                                                                 ------------
            Total expenses before reimbursement ......................................              1,022,035
            Reimbursement of expenses ................................................                 (4,534)
                                                                                                 ------------
            Total expenses after reimbursement .......................................                                    1,017,501
                                                                                                                       ------------
            Investment income--net ...................................................                                    4,746,191
                                                                                                                       ------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain on investments--net ........................................                393,059
            Change in unrealized appreciation on investments--net ....................             (2,260,101)
                                                                                                 ------------
            Total realized and unrealized loss--net ..................................                                   (1,867,042)
                                                                                                                       ------------
            Net Increase in Net Assets Resulting from Operations .....................                                 $  2,879,149
                                                                                                                       ============

      See Notes to Financial Statements.


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2006        13

Statements of Changes in Net Assets

                                                                                                   For the Six            For the
                                                                                                   Months Ended         Year Ended
                                                                                                     March 31,         September 30,
Increase (Decrease) in Net Assets:                                                                     2006                2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .........................................................      $   4,746,191       $  10,376,154
            Realized gain--net .............................................................            393,059             616,980
            Change in unrealized appreciation/depreciation--net ............................         (2,260,101)           (220,979)
                                                                                                  ---------------------------------
            Net increase in net assets resulting from operations ...........................          2,879,149          10,772,155
                                                                                                  ---------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net:
               Class A .....................................................................         (3,224,824)         (6,853,720)
               Class B .....................................................................           (892,399)         (2,240,911)
               Class C .....................................................................           (345,002)           (720,939)
               Class I .....................................................................           (251,239)           (487,887)
                                                                                                  ---------------------------------
            Net decrease in net assets resulting from dividends to shareholders ............         (4,713,464)        (10,303,457)
                                                                                                  ---------------------------------
===================================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net decrease in net assets derived from beneficial interest transactions .......         (4,371,759)        (16,553,534)
                                                                                                  ---------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total decrease in net assets ...................................................         (6,206,074)        (16,084,836)
            Beginning of period ............................................................        214,497,774         230,582,610
                                                                                                  ---------------------------------
            End of period* .................................................................      $ 208,291,700       $ 214,497,774
                                                                                                  =================================
               * Undistributed investment income--net ......................................      $     467,605       $     434,878
                                                                                                  =================================

      See Notes to Financial Statements.


14       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2006

Financial Highlights

                                                                                               Class A
                                                                 ------------------------------------------------------------------
                                                                 For the Six                     For the Year Ended
                                                                 Months Ended                      September 30,
The following per share data and ratios have been derived          March 31,     --------------------------------------------------
from information provided in the financial statements.               2006          2005          2004          2003          2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ...               $  11.05      $  11.03      $  11.23      $  11.45      $  11.14
                                                                   ----------------------------------------------------------------
            Investment income--net .................                    .25++         .53++         .53++         .54++         .51
            Realized and unrealized gain (loss)--net                   (.09)          .02          (.20)         (.22)          .32
                                                                   ----------------------------------------------------------------
            Total from investment operations .......                    .16           .55           .33           .32           .83
                                                                   ----------------------------------------------------------------
            Less dividends and distributions:
               Investment income--net ..............                   (.25)         (.53)         (.53)         (.54)         (.52)
               Realized gain--net ..................                     --            --            --+           --            --+
                                                                   ----------------------------------------------------------------
            Total dividends and distributions ......                   (.25)         (.53)         (.53)         (.54)         (.52)
                                                                   ----------------------------------------------------------------
            Net asset value, end of period .........               $  10.96      $  11.05      $  11.03      $  11.23      $  11.45
                                                                   ================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .....                   1.48%@        5.05%         3.05%         2.89%         7.73%
                                                                   ================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of reimbursement .........                    .85%**        .84%          .84%          .84%          .80%
                                                                   ================================================================
            Expenses ...............................                    .85%**        .84%          .85%          .84%          .80%
                                                                   ================================================================
            Investment income--net .................                   4.63%**       4.79%         4.79%         4.83%         4.60%
                                                                   ================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands)               $140,339      $141,319      $145,532      $150,395      $145,267
                                                                   ================================================================
            Portfolio turnover .....................                  29.93%        27.34%        21.68%        55.91%        53.86%
                                                                   ================================================================

*     Total investment returns exclude the effects of sales charges.
**    Annualized.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2006        15

                                                                                                Class B
                                                                    ---------------------------------------------------------------
                                                                    For the Six                  For the Year Ended
                                                                    Months Ended                    September 30,
The following per share data and ratios have been derived             March 31,     -----------------------------------------------
from information provided in the financial statements.                  2006          2005         2004         2003         2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period .......              $  11.06      $  11.04     $  11.23     $  11.46     $  11.15
                                                                      -------------------------------------------------------------
            Investment income--net .....................                   .23++         .49++        .49++        .50++        .47
            Realized and unrealized gain (loss)--net ...                  (.10)          .10         (.20)        (.24)         .32
                                                                      -------------------------------------------------------------
            Total from investment operations ...........                   .13           .50          .29          .26          .79
                                                                      -------------------------------------------------------------
            Less dividends and distributions:
               Investment income--net ..................                  (.23)         (.48)        (.48)        (.49)        (.48)
               Realized gain--net ......................                    --            --           --+          --           --+
                                                                      -------------------------------------------------------------
            Total dividends and distributions ..........                  (.23)         (.48)        (.48)        (.49)        (.48)
                                                                      -------------------------------------------------------------
            Net asset value, end of period .............              $  10.96      $  11.06     $  11.04     $  11.23     $  11.46
                                                                      =============================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .........                  1.18%@        4.62%        2.72%        2.38%        7.29%
                                                                      =============================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of reimbursement .............                  1.26%**       1.25%        1.25%        1.25%        1.21%
                                                                      =============================================================
            Expenses ...................................                  1.26%**       1.25%        1.25%        1.25%        1.21%
                                                                      =============================================================
            Investment income--net .....................                  4.22%**       4.38%        4.39%        4.41%        4.19%
                                                                      =============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ...              $ 39,455      $ 45,506     $ 57,409     $ 78,510     $102,847
                                                                      =============================================================
            Portfolio turnover .........................                 29.93%        27.34%       21.68%       55.91%       53.86%
                                                                      =============================================================

*     Total investment returns exclude the effects of sales charges.
**    Annualized.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


16       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2006

                                                                                                 Class C
                                                                    ---------------------------------------------------------------
                                                                    For the Six                   For the Year Ended
                                                                    Months Ended                     September 30,
The following per share data and ratios have been derived             March 31,     -----------------------------------------------
from information provided in the financial statements.                  2006          2005         2004         2003         2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ........             $  11.06      $  11.04     $  11.24     $  11.46     $  11.15
                                                                      -------------------------------------------------------------
            Investment income--net ......................                  .23++         .48++        .48++        .48++        .45
            Realized and unrealized gain (loss)--net ....                 (.10)          .01         (.21)        (.22)         .32
                                                                      -------------------------------------------------------------
            Total from investment operations ............                  .13           .49          .27          .26          .77
                                                                      -------------------------------------------------------------
            Less dividends and distributions:
               Investment income--net ...................                 (.22)         (.47)        (.47)        (.48)        (.46)
               Realized gain--net .......................                   --            --           --+          --           --+
                                                                      -------------------------------------------------------------
            Total dividends and distributions ...........                 (.22)         (.47)        (.47)        (.48)        (.46)
                                                                      -------------------------------------------------------------
            Net asset value, end of period ..............             $  10.97      $  11.06     $  11.04     $  11.24     $  11.46
                                                                      =============================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..........                 1.23%@        4.52%        2.53%        2.38%        7.19%
                                                                      =============================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of reimbursement ..............                 1.36%**       1.35%        1.35%        1.34%        1.31%
                                                                      =============================================================
            Expenses ....................................                 1.36%**       1.35%        1.35%        1.35%        1.31%
                                                                      =============================================================
            Investment income--net ......................                 4.12%**       4.28%        4.29%        4.32%        4.10%
                                                                      =============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ....             $ 17,318      $ 17,080     $ 17,309     $ 16,729     $ 14,773
                                                                      =============================================================
            Portfolio turnover ..........................                29.93%        27.34%       21.68%       55.91%       53.86%
                                                                      =============================================================

*     Total investment returns exclude the effects of sales charges.
**    Annualized.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2006        17

Financial Highlights (concluded)

                                                                                                 Class I
                                                                    ---------------------------------------------------------------
                                                                    For the Six                   For the Year Ended
                                                                    Months Ended                     September 30,
The following per share data and ratios have been derived             March 31,     -----------------------------------------------
from information provided in the financial statements.                  2006          2005         2004         2003         2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ........             $  11.05      $  11.03     $  11.23     $  11.46     $  11.14
                                                                      -------------------------------------------------------------
            Investment income--net ......................                  .26++         .54++        .54++        .55++        .52
            Realized and unrealized gain (loss)--net ....                 (.09)          .02         (.20)        (.23)         .33
                                                                      -------------------------------------------------------------
            Total from investment operations ............                  .17           .56          .34          .32          .85
                                                                      -------------------------------------------------------------
            Less dividends and distributions:
               Investment income--net ...................                 (.26)         (.54)        (.54)        (.55)        (.53)
               Realized gain--net .......................                   --            --           --+          --           --+
                                                                      -------------------------------------------------------------
            Total dividends and distributions ...........                 (.26)         (.54)        (.54)        (.55)        (.53)
                                                                      -------------------------------------------------------------
            Net asset value, end of period ..............             $  10.96      $  11.05     $  11.03     $  11.23     $  11.46
                                                                      =============================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..........                 1.53%@        5.15%        3.15%        2.89%        7.93%
                                                                      =============================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of reimbursement ..............                  .75%**        .74%         .74%         .74%         .71%
                                                                      =============================================================
            Expenses ....................................                  .75%**        .74%         .75%         .74%         .71%
                                                                      =============================================================
            Investment income--net ......................                 4.73%**       4.89%        4.90%        4.92%        4.69%
                                                                      =============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ....             $ 11,180      $ 10,593     $ 10,332     $ 10,275     $ 11,928
                                                                      =============================================================
            Portfolio turnover ..........................                29.93%        27.34%       21.68%       55.91%       53.86%
                                                                      =============================================================

* Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge.
**    Annualized.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


18       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2006

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch New York Municipal Bond Fund (the "Fund") is part of the Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures are reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued daily based upon quotations from a pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2006        19

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses -- Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. The Investment Adviser has agreed to waive its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in CMA New York Municipal Money Fund. For the six months ended March 31, 2006, FAM reimbursed the Fund in the amount of $4,534.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and a distribution fee. These fees are accrued daily and paid monthly, at the annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class A ..................................           .10%                --
Class B ..................................           .25%               .25%
Class C ..................................           .25%               .35%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended March 31, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on the sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                      FAMD                MLPF&S
--------------------------------------------------------------------------------
Class A ..............................              $ 3,137              $18,982
Class I ..............................              $ 1,621              $18,309
--------------------------------------------------------------------------------

For the six months ended March 31, 2006, MLPF&S received contingent deferred sales charges of $12,941 and $254 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended March 31, 2006, the Fund reimbursed FAM $2,335 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


20       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2006

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2006 were $61,755,859 and $68,503,586, respectively.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $4,371,759 and $16,553,534 for the six months ended March 31, 2006 and the year ended September 30, 2005, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended March 31, 2006                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ..............................           265,762       $  2,917,414
Automatic conversion of shares ...........           309,223          3,388,466
Shares issued to shareholders in
  reinvestment of dividends ..............           138,876          1,525,447
                                                -------------------------------
Total issued .............................           713,861          7,831,327
Shares redeemed ..........................          (692,794)        (7,605,843)
                                                -------------------------------
Net increase .............................            21,067       $    225,484
                                                ===============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended September 30, 2005                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ..............................           188,086       $  2,084,645
Automatic conversion of shares ...........           455,036          5,049,879
Shares issued to shareholders in
  reinvestment of dividends ..............           286,498          3,178,323
                                                -------------------------------
Total issued .............................           929,620         10,312,847
Shares redeemed ..........................        (1,338,117)       (14,817,397)
                                                -------------------------------
Net decrease .............................          (408,497)      $ (4,504,550)
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended March 31, 2006                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ..............................            43,934       $    482,602
Shares issued to shareholders in
  reinvestment of dividends ..............            41,084            451,491
                                                -------------------------------
Total issued .............................            85,018            934,093
                                                -------------------------------
Automatic conversion of shares ...........          (308,991)        (3,388,466)
Shares redeemed ..........................          (292,394)        (3,208,810)
                                                -------------------------------
Total redeemed ...........................          (601,385)        (6,597,276)
                                                -------------------------------
Net decrease .............................          (516,367)      $ (5,663,183)
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended September 30, 2005                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ..............................            98,278       $  1,090,046
Shares issued to shareholders in
  reinvestment of dividends ..............           104,679          1,161,525
                                                -------------------------------
Total issued .............................           202,957          2,251,571
                                                -------------------------------
Automatic conversion of shares ...........          (454,789)        (5,049,879)
Shares redeemed ..........................          (835,234)        (9,250,298)
                                                -------------------------------
Total redeemed ...........................        (1,290,023)       (14,300,177)
                                                -------------------------------
Net decrease .............................        (1,087,066)      $(12,048,606)
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended March 31, 2006                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ..............................           286,869       $  3,149,424
Shares issued to shareholders in
  reinvestment of dividends ..............            19,490            214,208
                                                -------------------------------
Total issued .............................           306,359          3,363,632
Shares redeemed ..........................          (271,305)        (2,977,964)
                                                -------------------------------
Net increase .............................            35,054       $    385,668
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended September 30, 2005                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ..............................           291,412       $  3,241,983
Shares issued to shareholders in
  reinvestment of dividends ..............            40,795            452,944
                                                -------------------------------
Total issued .............................           332,207          3,694,927
Shares redeemed ..........................          (356,174)        (3,950,583)
                                                -------------------------------
Net decrease .............................           (23,967)      $   (255,656)
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Six Months                                      Dollar
Ended March 31, 2006                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ..............................           155,309       $  1,703,338
Shares issued to shareholders in
  reinvestment of dividends ..............            10,030            110,201
                                                -------------------------------
Total issued .............................           165,339          1,813,539
Shares redeemed ..........................          (103,474)        (1,133,267)
                                                -------------------------------
Net increase .............................            61,865       $    680,272
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended September 30, 2005                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ..............................           287,347       $  3,192,215
Shares issued to shareholders in
  reinvestment of dividends ..............            22,638            251,116
                                                -------------------------------
Total issued .............................           309,985          3,443,331
Shares redeemed ..........................          (288,316)        (3,188,053)
                                                -------------------------------
Net increase .............................            21,669       $    255,278
                                                ===============================


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2006        21

Notes to Financial Statements (concluded)

5. Short-Term Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended March 31, 2006. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.

6. Capital Loss Carryforward:

On September 30, 2005, the Fund had a net capital loss carryforward of $17,547,755, of which $8,612,548 expires in 2009 and $8,935,207 expires in 2013.
This amount will be available to offset like amounts of any future taxable gains.

7. Plan of Reorganization:

The Board of Trustees approved a plan of reorganization, whereby the Fund will acquire substantially all of the assets and will assume substantially all of the liabilities of Lebenthal New York Municipal Bond Fund of Lebenthal Funds, Inc. in exchange for newly issued shares of the Fund.


22       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2006

Officers and Trustees

Robert C. Doll, Jr., President and Trustee
James H. Bodurtha, Trustee
Kenneth A. Froot, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Donald C. Burke, Vice President and Treasurer
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Timothy T. Browse, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Effective January 1, 2006, Stephen B. Swensrud retired as Trustee of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust. The Fund's Board of Trustees wishes Mr. Swensrud well in his retirement.
--------------------------------------------------------------------------------


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2006        23

Disclosure of Investment Advisory Agreement

Activities and Composition of the Board of Trustees

All but one member of the Board of Trustees is an independent trustee whose only affiliation with Fund Asset Management, L.P. (the "Manager") or other Merrill Lynch affiliates is as a trustee of the Fund and certain other funds advised by the Manager or its affiliates. The Co-chairmen of the Board are also independent trustees. New trustee nominees are chosen as nominees by a Nominating Committee comprised of independent trustees. All independent trustees also are members of the Board's Audit Committee and the independent trustees meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent trustees' request.

Management Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's Management Agreement. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Manager and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Manager and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Manager and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Manager's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Manager and its affiliates.

The Board believes that the Manager is one of the most experienced global asset management firms and considers the overall services provided by the Manager to be of high quality. The Board also believes that the Manager is financially sound and well managed and notes that the Manager is affiliated with one of America's largest financial firms. The Board works closely with the Manager in overseeing the Manager's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Manager taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Trustees

In the period prior to the Board meeting to consider renewal of the Management Agreement, the Board requested and received materials specifically relating to the Fund's Management Agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; and (d) information on the profitability to the Manager and its affiliates of the Management Agreement and other relationships with the Fund. The Board also considers other matters it deems important to the approval process such as payments made to the Manager or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Manager and its affiliates from their relationship with the Fund.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Management Agreement in February, 2006, the independent trustees' and Board's review included the following:

Services Provided by the Manager -- The Board reviewed the nature, extent and quality of services provided by the Manager, focusing on the investment advisory services and the resulting performance of the Fund. The Board uses data provided by Lipper and by management in its review of advisory services. The data compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. In addition to data regarding total return, the Board also considers yield a significant factor in its analysis. While the Board reviews performance data at least quarterly, consistent with the Manager's investment goals, the Board


24      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2006
attaches more importance to performance over relatively long periods of time, typically three to five years. The Board concluded that the comparative data indicated that performance was satisfactory. Considering all of these factors, the Board concluded that the nature and quality of these services supported the continuation of the Management Agreement with the Fund.

The Manager's Personnel and Investment Process -- The Board reviewed the Fund's investment objectives and strategies. The Board discussed with senior management of the Manager responsible for investment operations and the senior management of the Manager's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of the Manager's investment staff, its use of technology, and the Manager's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed the Manager's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio management team and noted that Mr. Browse has more than five years' experience in analyzing and investing in tax-exempt fixed income securities, including New York Municipal Bonds. Moreover, the Manager and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses -- The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds considered comparable by Lipper. The Board also compared the Fund's total expenses to those of other comparable funds. The Board noted that the Manager advised the Board that it had no investment mandates with other clients comparable to the Fund. The Board determined that the Fund's contractual and actual management fee rates, as well as the total expenses, were competitive with those of comparable funds. The Board concluded that the management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability -- The Board considered the cost of the services provided to the Fund by the Manager, and the Manager's and its affiliates' profits in relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Manager's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board concluded the Manager's profits are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board noted that the Fund's management fee rate includes a breakpoint schedule that reduces the Fund's management fee rate as the Fund's assets increase. The Board determined that the management fee structure was reasonable and that no changes were currently necessary.

Conclusion

After the independent trustees deliberated in executive session, the entire Board, including all of the independent trustees, approved the renewal of the existing Management Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


        MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2006        25

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


26      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      MARCH 31, 2006

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch New York Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust
Box 9011
Princeton, NJ 08543-9011

                                                                  #10344 -- 3/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

Date: May 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

Date: May 22, 2006


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

Date: May 22, 2006